MARINA MORTGAGE COMPANY, INC.
                                 AND SUBSIDIARY

                              FINANCIAL STATEMENTS

                     --------------------------------------

                           December 31, 1998 and 1997

                         MARINA MORTGAGE COMPANY, INC.
                                 AND SUBSIDIARY


                                    CONTENTS
                                    --------

                                                                         Page
                                                                         ----

Independent Auditors' Report                                               1

Consolidated Financial Statements

  Balance Sheet                                                            2

  Income and Retained Earnings                                             3

  Cash Flows                                                             4 - 5

  Notes                                                                  6 - 11

Additional Information

  Independent Auditors' Report on Additional Information                  12

  Statement of Income                                                   13 - 14

Auditors' Statement on Scope of Examination                               15

                      [FORMAN, RICHTER & RUBIN LETTERHEAD]


                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------

TO THE BOARD OF DIRECTORS

MARINA MORTGAGE COMPANY, INC.
 AND SUBSIDIARY

We have audited the accompanying balance sheets of MARINA MORTGAGE COMPANY, INC., AND SUBSIDIARY, as of December 31, 1998 and 1997, and the related consolidated statements of income, retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We have conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MARINA MORTGAGE COMPANY, INC., AND SUBSIDIARY as of December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.



                                        /s/ FORMAN, RICHTER & RUBIN

                                        FORMAN, RICHTER & RUBIN
                                        AN ACCOUNTANCY CORPORATION

COVINA, CALIFORNIA
MARCH 17, 1999

                 MARINA MORTGAGE COMPANY, INC., AND SUBSIDIARY

                           CONSOLIDATED BALANCE SHEET

                           --------------------------

                           DECEMBER 31, 1998 AND 1997

                                     ASSETS
                                     ------

                                                     (SEE NOTE 1)
                                                 1998            1997
                                                 ----            ----

Cash (Note 5)                                $ 1,949,802     $ 1,295,529
Mortgage loans held for sale (Note 3)
 net of allowance for REO losses of
 $450,000 in 1998 and $120,000 in 1997        37,384,201      41,362,221
Accounts receivable                              752,218         134,351
Advances                                         150,225         105,245
Prepaid expenses and deposits                    853,503         284,449
Fixed assets (Notes 1, 2 and 4)                1,057,226         703,048
                                             -----------     -----------

     TOTAL ASSETS                            $42,147,175     $43,884,843
                                             ===========     ===========

                                  LIABILITIES
                                  -----------
Accounts payable and accrued expenses        $ 2,544,522     $ 1,769,467
Warehouse lines of credit (Note 3)            35,858,560      38,949,355
Mortgage payable (Note 4)                         69,890          71,378
Deferred income                                  158,018         380,829
Impounds                                         264,783         167,043
Income taxes - currently payable                 115,585         132,602
                                             -----------     -----------

     TOTAL LIABILITIES                        39,011,358      41,470,674
                                             ===========     ===========

                              STOCKHOLDERS' EQUITY
                              --------------------
CAPITAL CONTRIBUTED
Common stock, no par value, authorized
200,000 shares, issued and outstanding
 34,600 shares                                   180,000         180,000
Additional paid in capital                       914,681         914,681
Retained earnings                              2,041,136       1,319,488
                                             -----------     -----------

     TOTAL STOCKHOLDERS' EQUITY                3,135,817       2,414,169
                                             -----------     -----------

     TOTAL LIABILITIES AND STOCKHOLDERS'
       EQUITY                                $42,147,175     $43,884,843
                                             ===========     ===========


                 THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                    ARE AN INTEGRAL PART OF THIS STATEMENT.

                 MARINA MORTGAGE COMPANY, INC., AND SUBSIDIARY

             CONSOLIDATED STATEMENT OF INCOME AND RETAINED EARNINGS

                           --------------------------

                     YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                           (SEE NOTE 1)
                                                       1998            1997
                                                       ----            ----

REVENUE
  Interest income                                 $  4,251,579    $  2,024,689
  Interest expense                                   3,963,345       1,945,499
                                                  ------------    ------------
     Net interest margin                               288,234          79,190

  Provision for loss REO losses                        330,000         105,000
                                                  ------------    ------------
     Net interest margin after provision for
     loss REO losses                                   (41,766)        (25,810)

  Loan origination fees                              1,162,110       1,440,602
  Gain on sale of mortgages, securities
     and others                                     10,111,714       6,840,361
  Service release premium                            7,681,218       3,930,782
  Appraisal, credit, document and
     miscellaneous fees, net                          (157,470)         96,599
                                                  ------------    ------------

     TOTAL REVENUES                                 18,755,806      12,282,534
                                                  ------------    ------------

EXPENSES
  Salaries, commissions and employee benefits       11,886,945       7,146,187
  Selling                                              870,751         694,866
  Occupancy                                          1,031,478         684,659
  General and administrative expenses                3,711,943       2,784,901
                                                  ------------    ------------

     TOTAL EXPENSES                                 17,501,117      11,310,613
                                                  ------------    ------------

     INCOME BEFORE INCOME TAXES                      1,254,689         971,921

INCOME TAXES (NOTE 7)                                  533,041         397,710
                                                  ------------    ------------

     NET INCOME                                        721,648         574,211

RETAINED EARNINGS, beginning of year                 1,319,488         745,277
                                                  ------------    ------------

     TOTAL RETAINED EARNINGS                      $  2,041,136    $  1,319,488
                                                  ============    ============


                 THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                    ARE AN INTEGRAL PART OF THIS STATEMENT.

                 MARINA MORTGAGE COMPANY, INC., AND SUBSIDIARY

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                           --------------------------

                     YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                           (SEE NOTE 1)
                                                        1998           1997
                                                        ----           ----

CASH FLOW FROM OPERATING ACTIVITIES

Net income                                         $    721,648   $    574,211
Adjustments to reconcile net income
  to net cash from operations:
     Depreciation and amortization                      334,255        258,183
     Provision for REO losses                           330,000        105,000
     (Increase) decrease in mortgage loans
       held for sale                                  3,648,020    (25,439,972)
     (Increase) in accounts receivable                 (617,867)      (120,966)
     (Increase) in advances                             (44,980)       (72,377)
     (Increase) in prepaid expenses
       and deposits                                    (569,054)      (126,787)
     Increase in accounts payable and
       accrued expenses                                 775,055      1,264,518
     Increase (decrease) in warehouse lines
       of credit                                     (3,090,795)    24,179,762
     (Decrease) in mortgage payable                      (1,488)          (426)
     Increase (decrease) in deferred income            (222,811)       362,259
     Increase (decrease) in impounds                     97,740        (49,585)
     Increase (decrease) in income taxes payable        (17,017)       146,497
                                                   ------------   ------------

          NET CASH PROVIDED BY
            OPERATING ACTIVITIES                   $  1,342,706   $  1,080,317
                                                   ============   ============


                 THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                    ARE AN INTEGRAL PART OF THIS STATEMENT.

                 MARINA MORTGAGE COMPANY, INC., AND SUBSIDIARY

                           --------------------------

                     YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                   (SEE NOTE 1)
                                              1998             1997
                                              ----             ----

CASH FLOWS FROM INVESTING ACTIVITIES
  Purchase of fixed assets                $  (688,433)     $  (482,408)
  Proceeds from second trust deeds                 --          199,529
                                          -----------      -----------

     CASH (USED) BY
     INVESTING ACTIVITIES                    (688,433)        (282,879)
                                          -----------      -----------

     NET INCREASE IN CASH                     654,273          797,438

Cash balance, - beginning of the year       1,295,529          498,091
                                          -----------      -----------

     CASH AND CASH EQUIVALENT,
     END OF YEAR                          $ 1,949,802      $ 1,295,529
                                          ===========      ===========

               SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash paid during the years for:

  Interest                                $ 4,024,898      $ 1,727,649
  Income taxes                            $   549,615      $   251,213


                 THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                    ARE AN INTEGRAL PART OF THIS STATEMENT.

                  MARINA MORTGAGE COMPANY, INC., AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                      -------------------------------------

                     YEARS ENDED DECEMBER 31, 1998 AND 1997

 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
     ------------------------------------------------

     MARINA MORTGAGE COMPANY, INC., AND MARINA INSURANCE SERVICES, INC., a wholly owned subsidiary, are California Corporations formed September 22, 1987 and February 19, 1997, respectively. MARINA MORTGAGE COMPANY, INC., is engaged in origination, marketing and servicing of mortgage loans. The Company is approved by the US Department of Housing and Urban Development, FANNIE MAE, FREDDIE MAC and various other investors as a seller/servicer of mortgage loans. MARINA INSURANCE SERVICES, INC., was organized for the purpose of engaging in soliciting life and disability insurance policies. This wholly owned subsidiary has been dormant since its inception.

     The Company conducts their business primarily in the general area of California and has authorization to conduct business in various other states.

     THE SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE COMPANY ARE SUMMARIZED
     BELOW:

     DEPRECIATION OF FIXED ASSETS - Depreciation of office furniture and equipment is computed by the accelerated and straight-line methods over useful lives of 3 - 7 years. Depreciation of leasehold improvements is computed by the straight-line method over useful lives of 7 years. Depreciation of rental property is computed by the straight-line method over useful lives of 27.5 years.

     CASH AND CASH EQUIVALENT - For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalent.

     GAIN ON SALE OF MORTGAGES - The Company has realized gains and losses from changing financial conditions (principally fluctuating interest rates) between the dates of loan origination and sale. Gains are recognized at the time of sale of the subject loan to the investor and losses are recognized as anticipated, based on prevailing interest rates and investor commitments to purchase such loans.

     MORTGAGE LOANS HELD FOR SALE - Mortgage loans held for sale are stated at the lower of cost or market determined on an aggregate basis.

     Nonrefundable fees and direct costs associated with the origination of mortgage loans are deferred and recognized when the loans are sold.

                  MARINA MORTGAGE COMPANY, INC., AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                      -------------------------------------

                     YEARS ENDED DECEMBER 31, 1998 AND 1997


 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
     -------------------------------------------------------

     COMMITMENT FEES - The Company paid and received certain commitment fees during the period to guarantee the funding of mortgage loans. Such fees are deferred and recognized as the loans are funded or when the commitment expires.

     USE OF ESTIMATES - Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities and the reported revenues and expenses. Actual results could vary from the estimates that were utilized in preparing the financial statements.

2.  FIXED ASSETS
    ------------

                                                    1998               1997
    Fixed assets consist of the following:          ----               ----
      COST
         Office furniture & equipment           $ 2,009,799         $ 1,346,497
         Leasehold Improvements                      25,131                  --
         Rental Property                            100,500             100,500
                                                -----------          ----------
                  TOTAL COST                      2,135,430           1,446,997

       Accumulated depreciation                   1,078,204             743,949
                                                -----------          ----------

                  NET FIXED ASSETS              $ 1,057,226             703,048
                                                -----------          ----------

The depreciation policies followed by the Company are described in Note (1).

The rental property secures a trust deed further described in Note (4).

                  MARINA MORTGAGE COMPANY, INC., AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                      -------------------------------------

                     YEARS ENDED DECEMBER 31, 1998 AND 1997


3.  WAREHOUSE LINES OF CREDIT
    -------------------------

    As of December 31, 1998 and 1997, the Company has two lines of credit with financial institutions, secured by mortgage loans held for sale.

    The first line of credit permits the Company to borrow a maximum of $30,000,000 and $20,000,000 at December 31,1998 and 1997, respectively at
    FED plus 1.75%. Interest is due monthly. As of December 31, 1998 and 1997, there was $25,446,594 and $17,441,565 outstanding, respectively. The Company is required to maintain the following financial conditions: Minimum tangible net worth of $2,400,000, and current ratio to be at least 1.1 to 1 and leverage ratio not to exceed 20.0 to 1.0.

    The second line of credit permits the Company to borrow a maximum of $25,000,000 at December 31, 1998 and 1997, respectively, at a rate of commercial paper plus 2%. Interest is payable monthly. As of December 31, 1998 and 1997 there was $10,411,966 and $21,507,790 outstanding. The Company is required to maintain the following financial conditions: Minimum tangible net worth $1,500,000; and Leverage ratio 17:1.

4.  MORTGAGE PAYABLE
    ----------------

    Mortgage payable, secured by real estate investments, (rented property), due in monthly installments of $419 for principal and interest payable at a variable interest rate.

                  MARINA MORTGAGE COMPANY, INC., AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                      -------------------------------------

                     YEARS ENDED DECEMBER 31, 1998 AND 1997


5.  LEASE COMMITMENTS AND CONTINGENCIES
    -----------------------------------

    The following is a schedule of future minimum least payments (for leases with initial or remaining terms in excess of one year) as of December 31, 1998:

           1999                                       $   611,582
           2000                                           448,755
           2001                                           234,514
           2002                                           728,671
           2003                                            12,122
                                                      -----------
               TOTAL                                  $ 2,035,644
                                                      ===========


    The Company is responsible for taxes, maintenance, and insurance. Total rent expense under leases with a term in excess of one month was $990,994 and $646,680 in 1998 and 1997 respectively. The Company has an option to renew an office lease upon expiration at fair market value.

    As of December 31, 1998 and 1997, the Company has deposits in a bank, which exceeded the FDIC insured limit of $100,000.

    The Company is subject to various claims and legal proceedings arising out of the normal course of business, none of which, in the opinion of management, is expected to have a material effect on the Company's financial position.

6.  COMPENSATED ABSENCES
    --------------------

    The Company provides paid time off to employees depending on length of service and other factors. The Company's is to accrue the cost of such compensated absences. As of December 31, 1998 and 1997 accrued paid time off was $152,010 and $103,221, respectively, which is included as a component of accounts payable and accrued expenses.

                  MARINA MORTGAGE COMPANY, INC., AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                      -------------------------------------

                     YEARS ENDED DECEMBER 31, 1998 AND 1997



7.  INCOME TAXES
    ------------

    The provision for income taxes consist of the following:

                                               1998             1997
                                               ----             ----

            Federal                        $  394,707        $  310,370
            State - net of $-0- and $9,814
             Los Angeles Revitalization
            Zone tax credit                   130,944            87,340
            Other states                        7,390                 -
                                             --------         ---------

              TOTAL INCOME TAXES            $ 533,041           397,710
                                            =========         =========

8.  PROFIT SHARING PLAN
    -------------------

    The Company has a 401(k) profit-sharing plan covering substantially all of its full-time employees. Payments under a contributory plan are administered by an independent trustee for the benefit of participating employees. In addition, the Company can contribute to the employees 401(k) plan a maximum of the employee contribution. Employers' contributions for the years ended December 31, 1998 and 1997 were $97,000 and $80,000, respectively.

9.  LOAN SERVICING
    --------------

    Mortgage loans serviced aggregated approximately $226,551 and $543,184 at December 31, 1998 and 1997, respectively.

    These loans are serviced by an independent contractor pursuant to a loan sub-servicing agreement between the independent contractor and the Company. The independent contractor was audited by other auditors on all loans they service. The Company complied with all the requirements of the Uniform Single Audit Program for Mortgage Bankers.

    Escrow funds are held in trust for mortgages at various financial institutions and are not included in the accompanying balance sheet.

    At December 31, 1998 and 1997 the Company has errors and omissions insurance coverage in the amount of $3,000,000.

                  MARINA MORTGAGE COMPANY, INC., AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                      -------------------------------------

                     YEARS ENDED DECEMBER 31, 1998 AND 1997

10.  FINANCIAL INSTRUMENT RISK
     -------------------------

     The Company is obligated to repurchase mortgage loans if an investor determines that a borrower, or the property, did not meet certain financial criteria that have been preestablished for each type of loan. Management intends to resell these loans at a discount. However, if a repurchased loan is or becomes non-performing the Company would have the right to foreclose and resell the property.

11.  IMPACT OF YEAR 2000 (UNAUDITED)
     -------------------------------

     During 1998, the Company addressed the potential problem that could impact users of automated information systems. Many computer systems process transactions based on the last two digits of the year of transactions, rather than all four digits. These computer systems may not operate properly when the last two digits of the year become "00," as will occur on January 1, 2000. The problem could affect a wide variety of automated systems, such as mainframe applications, personal computers, communications systems, environmental systems, and other information systems.

     The Company identified areas of operations critical to the delivery of its products and services and has made necessary changes to its computer equipment and software. The majority of the programs/applications used in the Company's operations are purchased from outside vendors. The vendors providing the software are responsible for maintenance of the systems and modifications to enable uninterrupted usage after December 31, 1999. The Company implemented a program to test all systems during 1998, and anticipates that it will be fully compliant prior to December 31, 1999. Furthermore, the Company has identified potential problems by performing an inventory of all software applications and is in process of obtaining certification of compliance from third parties, and testing all of the impacted applications. Contingency plans, if any are needed, will be developed during o 1999 to address potential problems that are identified. The Company's plan includes reviewing any potential risks associated with the loan and investment portfolios due to the Year 2000 issue and be fully complaint before the end of the year.

     Based on currently available information, management does not anticipate that the costs to address the Year 2000 issues will have a materially adverse impact on the Company's financial condition or results of operations.

                      [FORMAN, RICHTER & RUBIN LETTERHEAD]


             INDEPENDENT AUDITORS' REPORT ON ADDITIONAL INFORMATION
             ------------------------------------------------------


TO THE BOARD OF DIRECTORS

MARINA MORTGAGE COMPANY, INC., AND SUBSIDIARY


Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The information that follows on pages
13 - 14 is presented for the purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, the information is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


                                        /s/ FORMAN, RICHTER & RUBIN

                                        FORMAN, RICHTER & RUBIN
                                        AN ACCOUNTANCY CORPORATION

MARCH 17, 1999
COVINA, CALIFORNIA

                 MARINA MORTGAGE COMPANY, INC., AND SUBSIDIARY

           ADDITIONAL INFORMATION -- CONSOLIDATED STATEMENT OF INCOME

                           --------------------------

                     YEARS ENDED DECEMBER 31, 1998 AND 1997


                               OPERATING EXPENSES
                               ------------------


                                         1998                 1997
                                         ----                 ----

PAYROLL
   Salaries and commissions          $10,517,225          $ 6,286,522
   Payroll taxes                       1,176,852              806,737
   Employee welfare                      192,868               52,928
                                     -----------          -----------

      TOTAL PAYROLL                   11,886,945            7,146,187
                                     -----------          -----------

SELLING
   Advertising                           683,025              556,646
   Auto                                  150,893               92,230
   Meetings and seminars                  36,833               45,990
                                     -----------          -----------

      TOTAL SELLING                      870,751              694,866
                                     -----------          -----------

OCCUPANCY
   Rent                                  990,994              646,680
   Repairs                                17,335               16,975
   Storage                                12,599                8,616
   Utilities                              10,550               12,388
                                     -----------          -----------

      TOTAL OCCUPANCY                $ 1,031,478          $   684,659
                                     ===========          ===========



           SEE INDEPENDENT AUDITORS' REPORT ON ADDITIONAL INFORMATION

                 MARINA MORTGAGE COMPANY, INC., AND SUBSIDIARY

           ADDITIONAL INFORMATION -- CONSOLIDATED STATEMENT OF INCOME

                           --------------------------

                     YEARS ENDED DECEMBER 31, 1998 AND 1997


                                           1998                 1997
                                           ----                 ----

OTHER EXPENSES
  Computer supplies                    $    96,305          $    26,853
  Contributions                                650                  713
  Depreciation                             334,255              258,183
  Dues and subscriptions                    27,733               62,734
  Entertainment and promotion               64,055               27,076
  Equipment rent                           211,407              156,291
  Equipment repairs                         53,955               33,160
  Insurance - health                       328,570              279,888
  Insurance - other                        103,713               69,391
  Office supplies                          410,345              312,175
  Other                                         --               15,174
  Outside services                         163,676               88,759
  Postage and delivery                     581,432              430,692
  Printing                                 173,370              210,536
  Professional fees                         74,037               34,356
  Profit sharing                            97,000               80,000
  Rental expense, net                          606                2,702
  REO expenses                               5,748               10,008
  Taxes and licenses                        63,669               43,748
  Telephone and pagers                     793,499              611,687
  Travel                                   127,918               30,775
                                       -----------          -----------

     TOTAL OTHER EXPENSES                3,711,943            2,784,901
                                       -----------          -----------

     TOTAL OPERATING EXPENSES          $17,501,117          $11,310,613
                                       ===========          ===========


           SEE INDEPENDENT AUDITORS' REPORT ON ADDITIONAL INFORMATION

                  AUDITORS' STATEMENT ON SCOPE OF EXAMINATION


The scope of our examination included all generally accepted auditing procedures considered by us to be necessary in relation to our evaluation of internal control. Information as to scope, with respect to certain items as required by various agencies and investors, is provided as follows:

CASH AND ESCROW FUND
--------------------

All of the Company's operating bank accounts were satisfactorily reconciled with the account records maintained by the Company. All such bank accounts were confirmed directly by banks, and detail was compared with "cut-off" statements of a date subsequent to that of the latest available statements as of our audit.

MORTGAGE LOANS HELD FOR SALE
----------------------------

Details of mortgage loans held for sale were reconciled with controls and individually matched with liabilities as confirmed by respective banks.

GENERAL
-------

All other recorded assets and liabilities were determined by generally accepted accounting principles, and tests were made to determine the nature and extent of any material unrecorded or over-recorded items. Any such items have been adjusted in the accompanying statements and are being recorded in the books of account.

Income and expense accounts were reviewed and the general propriety of classification were determined. The Company's accounts follow classification recommended by Mortgage Bankers' Association of America.

LOAN SERVICING
--------------

The Company services loans aggregating approximately $226,551 and $543,184 at December 31, 1998 and 1997, respectively. These loans were serviced under sub servicing agreements between independent contractors and the Company. We conducted tests in all areas of loan servicing. The audits were conducted in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers. Our opinion concludes that the Company complied with all requirements.